UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 19, 2005
Dex Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32249	14-1855759
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

198 Inverness Drive West, Englewood, Colorado		80112
(Address of principal executive offices)		(Zip Code)
(303) 784-2900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Letter Agreement
Letter Agreement
Form of Letter Agreement
Letter Agreement
Letter Agreement

Item 1.01 Entry into a Material Definitive Agreement.
     (a) On December 19, 2005, Dex Media, Inc. (the “Company”) entered into a letter agreement (the “Second Burnett Letter Agreement”) with George A. Burnett, the Company’s President and Chief Executive Officer, which amended Mr. Burnett’s employment agreement (the “Burnett Employment Agreement”), as amended by that certain letter agreement (the “First Burnett Letter Agreement”) between Mr. Burnett and the Company, dated October 2, 2005 and to be effective immediately prior to the consummation of the transactions (the “Merger”) contemplated by that certain Agreement and Plan of Merger, dated October 3, 2005, by and among the Company, R.H. Donnelly and Forward Acquisition Corp. The First Burnett Letter Agreement was described in Item 1.01(b) of the Current Report on Form 8-K filed on October 6, 2005 (the “October Form 8-K”), as amended as set forth in Item 1.01(b) of the Current Report on Form 8-K/A filed on October 18, 2005 (the “October Form 8-K/A”) .
     The Second Burnett Letter Agreement amends the Burnett Employment Agreement and the Burnett First Letter Agreement to provide that in the event that if, upon the advice of the Company’s counsel, the Company determines that any of the severance payments to be provided to Mr. Burnett under the First Burnett Letter Agreement is or may be subject to the additional tax under Section 409A(a)(1)(B) of the Internal Revenue Code (the “Code”) or any other taxes or penalties imposed under Section 409A of the Code (“Section 409A”) if provided at the time otherwise required under the First Burnett Letter Agreement, then: (i) the payment of such severance payments shall be delayed until such date that is six months after Mr. Burnett’s separation from service with the Company, or such shorter period that, in the opinion of counsel, is sufficient to avoid the imposition of taxes under Section 409A and (ii) the severance payments that are subject to the payment delay described in the preceding clause will be increased by an amount equal to interest on such payments for the period during which the payment of the severance payments is delayed at a rate equal to the short-term Applicable Federal Rate published by the Internal Revenue Service that is applicable during such payment delay period. The Second Burnett Letter Agreement will be effective immediately prior to the consummation of the Merger. A copy of the Second Burnett Letter Agreement is attached hereto as Exhibit 10.1 and incorporated herein by this reference.
     (b) On December 19, 2005, the Company entered into a letter agreement (the “Second Pomeroy Letter Agreement”) with Scott A. Pomeroy, the Company’s Executive Vice President and Chief Financial Officer, which amended Mr. Pomeroy’s employment agreement (the “Pomeroy Employment Agreement”), as amended by that certain letter agreement (the “First Pomeroy Letter Agreement”) between Mr. Pomeroy and the Company, dated October 2, 2005. The First Pomeroy Letter Agreement was set described in Item 1.01(d) of the October Form 8-K, as amended as set forth in Item 1.01(d) of the October Form 8-K/A.
     The Second Pomeroy Letter Agreement amends the Pomeroy Employment Agreement and the Pomeroy First Letter Agreement to provide that in the event that if, upon the advice of the Company’s counsel, the Company determines that any of the severance payments to be provided to Mr. Pomeroy under the First Pomeroy Letter Agreement is or may be subject to the additional tax under Section 409A(a)(1)(B) of the Code or any other taxes or penalties imposed under Section 409A if provided at the time otherwise required under the First Pomeroy Letter Agreement, then: (i) the payment of such severance payments shall be delayed until such date that is six months after Mr. Pomeroy’s separation from service with the Company, or such shorter period that, in the opinion of counsel, is sufficient to avoid the imposition of taxes under Section 409A and (ii) the severance payments that are subject to the payment delay described in the preceding clause will be increased by an amount equal to interest on such payments for the period during which the payment of the severance payments is delayed at a rate equal to the short-term Applicable Federal Rate published by the Internal Revenue Service that is applicable during such payment delay period. The Second Pomeroy Letter Agreement will be effective immediately prior to the consummation of the Merger. A copy of the Second Pomeroy Letter Agreement is attached hereto as Exhibit 10.2 and incorporated herein by this reference.
     (c) On December 19, 2005, the Company entered into letter agreements (the “Second SVP and VP Letter Agreements”) with each of the Company’s Senior Vice Presidents (Linda Martin, Margaret Le Beau, Scott Bontempo, Kristine Shaw, Frank Eichler, Francis Barker and Helen Cousins) and Vice Presidents (Robert Houston, Michael Mansbridge, John Fischer, Cathy Crump, Tony Basile, Simon Greenman, Mark van Duren and John Meyer) (each such Senior Vice President or Vice President, an “executive”), which amended each executive’s employment agreement (collectively, the “SVP and VP Employment Agreements”), as amended by each executive’s letter agreement (collectively, the “First SVP and VP Letter Agreements”) between each executive and the Company, dated October 2, 2005. Forms of the First SVP and VP Letter Agreements were set forth in Items 1.01 (e) and (f) of the October Form 8-K, as amended as set forth in Items 1.01 (e) and (f) of the October Form 8-K/A.
     Each Second SVP and VP Letter Agreement amends the applicable SVP and VP Employment Agreement and the SVP and VP First Letter Agreement to provide that in the event that if, upon the advice of the Company’s counsel, the Company determines that any of the severance payments to be provided to the executive under the First SVP and VP Letter Agreement is or may be subject to the additional tax under Section 409A(a)(1)(B) of the Code or any other taxes or penalties imposed under Section 409A if provided at the time otherwise required under the First SVP and VP Letter Agreement, then: (i) the payment of such severance payments shall be delayed until such date that is six months after such executive’s separation from service with the Company, or such shorter period that, in the opinion of counsel, is sufficient to avoid the imposition of taxes under Section 409A and (ii) the severance payments that are subject to the payment delay described in the preceding clause will be increased by an amount equal to interest on such payments for the period during which the payment of the severance payments is delayed at a rate equal to the short-term Applicable Federal Rate published by the Internal Revenue Service that is applicable during such payment delay period. The Second SVP and VP Letter Agreements will be effective immediately prior to the consummation of the Merger. A copy of the form of the Second SVP and VP Letter Agreement is attached hereto as Exhibit 10.3 and incorporated herein by this reference.
     (d) On December 19, 2005, the Company entered into a Letter Agreement with Robert M. Neumeister, Jr. (the “Neumeister Letter Agreement”). The Neumeister Letter Agreement provides that in consideration for the cancellation of certain payments due to Mr. Neumeister under Section 3.2 of the Retirement and General Release Agreement, made and entered into as of October 5, 2005 by and between the Company and Mr. Neumeister (the “Retirement Agreement”), the Company will make a lump sum payment of $1,096,875 to him on or before December 31, 2005. Such lump sum payment shall fully satisfy any and all obligations of the Company to Mr. Neumeister pursuant to Section 3.2 of the Retirement Agreement, and the Company shall have no further obligations to make any severance payments to Mr. Neumeister pursuant to the Retirement Agreement or otherwise. The Retirement Agreement was described in Item 1.01(a) of the October Form 8-K. A copy of the Neumeister Letter Agreement is attached hereto as Exhibit 10.4 and incorporated herein by this reference.

     (e) On December 5, 2005, the Company announced that Marilyn B. Neal will retire as the Company’s Executive Vice President and Chief Operating Officer, effective December 31, 2005, as reported on the Current Report Form 8-K filed on December 6, 2005 and the Current Report on Form 8-K/A filed on December 12, 2005. On December 19, 2005, the Company entered into a Letter Agreement with Ms. Neal (the “Second Neal Letter Agreement”) which provides that in consideration for the cancellation of any payments due to her pursuant to Sections 1, 2(a) and 2(b) of that certain letter agreement (the “First Neal Letter Agreement”) between Ms. Neal and the Company, dated October 2, 2005, the Company will make a lump sum payment of $1,379,781 to her on or before December 31, 2005. The First Neal Letter Agreement was described in Item 1.01(c) of the October Form 8-K, as amended as set forth in Item 1.01(c) of the October Form 8-K/A. The Company shall have no further obligations to make any severance payments to Ms. Neal pursuant to the First Neal Letter Agreement, her employment agreement or otherwise. A copy of the Second Neal Letter Agreement is attached hereto as Exhibit 10.5 and incorporated herein by this reference.
Item 8.01. Other Events.
     On December 22, 2005, the Company and R.H. Donnelley Corporation (“RHD”) issued a joint press release announcing that: (i) the joint proxy statement/prospectus relating to the merger of the Company with and into Forward Acquisition Corporation, a wholly owned subsidiary of RHD, had been declared effective by the Securities and Exchange Commission and (ii) the Company and RHD have each set January 25, 2006 as the date of its special meeting of stockholders to consider the proposals related to the merger.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description
10.1	Letter Agreement dated December 19, 2005, by and between Dex Media, Inc. and George A. Burnett.

10.2	Letter Agreement dated December 19, 2005, by and between Dex Media, Inc. and Scott A. Pomeroy.

10.3	Form of Letter Agreement dated December 19, 2005, by and between Dex Media, Inc. and each of its Senior Vice Presidents and Vice Presidents.

10.4	Letter Agreement dated December 19, 2005, by and between Dex Media, Inc. and Robert M. Neumeister, Jr.

10.5	Letter Agreement dated December 19, 2005, by and between Dex Media, Inc. and Marilyn B. Neal.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEX MEDIA, INC.

Date: December 22, 2005

By:	/s/ FRANK M. EICHLER
Name:	Frank M. Eichler
Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter Agreement dated December 19, 2005, by and between Dex Media, Inc. and George A. Burnett.

10.2	Letter Agreement dated December 19, 2005, by and between Dex Media, Inc. and Scott A. Pomeroy.

10.3	Form of Letter Agreement dated December 19, 2005, by and between Dex Media, Inc. and each of its Senior Vice Presidents and Vice Presidents.

10.4	Letter Agreement dated December 19, 2005, by and between Dex Media, Inc. and Robert M. Neumeister, Jr.

10.5	Letter Agreement dated December 19, 2005, by and between Dex Media, Inc. and Marilyn B. Neal.